EXHIBIT 99.2

Fourth Quarter 2008 & 2009 Forecast Earnings Conference Call February 4, 2009

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, customer acceptance or competition, customer retention levels, unexpected volume declines, automotive plant shutdowns and shift eliminations, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, the timing and impact of the restructuring activities announced in Q4 2008, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in economic and market conditions affecting the commercial rental market or the sale of used vehicles, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, lack of accretive acquisition opportunities, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, further decline in pension plan returns, sudden or unusual changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2008 Results Overview Asset Management Update 2009 Forecast Q & A

4th Quarter Results Overview Earnings per diluted share were $0.19 versus $1.24 in 4Q07 4Q08 included a $0.90 charge related to restructuring and other items 4Q07 included a $0.06 benefit related primarily to Canada tax law changes Comparable earnings per share were $1.09 versus $1.18 in 4Q07 Revenue declined 18% vs. prior year, reflecting a change from gross to net revenue reporting for a supply chain subcontracted transportation customer, lower fuel services revenue and unfavorable foreign exchange rate movements Operating revenue down 7% vs. prior year driven by unfavorable foreign exchange rates of 5%, lower commercial rental revenue, lower automotive volumes and lower fuel pass throughs, partially offset by contractual revenue growth including acquisitions

4th Quarter Results Overview Fleet Management Solutions (FMS) total revenue down 10% (and operating revenue down 4%) vs. prior year Contractual revenue remained flat; up 4% excluding foreign exchange Full service lease revenue including acquisitions flat; up 4% excluding foreign exchange Contract maintenance revenue grew 2% organically; up 4% excluding foreign exchange Commercial rental revenue down 15%; down 11% excluding foreign exchange Fuel revenue down 25% due to both price and volume declines FMS net before tax earnings (NBT) down 15% FMS NBT down 12% excluding foreign exchange FMS NBT percent of operating revenue down 170 basis points to 11.7% FMS earnings negatively impacted by commercial rental results and foreign exchange, partially offset by contractual business performance including accretive acquisitions

4th Quarter Results Overview Supply Chain Solutions (SCS) total revenue down 35% vs. prior year due largely to change from gross to net revenue reporting for a supply chain subcontracted transportation customer SCS operating revenue down 13% vs. prior year due to lower automotive volumes and an unfavorable foreign exchange impact of 7% SCS net before tax earnings (NBT) down 21% SCS NBT percent of operating revenue down 50 basis points to 5.1% SCS earnings negatively impacted by lower international operating results and, to a lesser extent, lower automotive revenue partially offset by lower compensation costs Dedicated Contract Carriage (DCC) total revenue down 13% (and operating revenue down 12%) vs. prior year due to non-renewed contracts, lower volumes and lower passed through fuel costs DCC net before tax earnings (NBT) up 4% DCC NBT percent of operating revenue up 160 basis points to 10.3% DCC earnings positively impacted by improved operating margins and efficiencies

Key Financial Statistics Fourth Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 43 for reconciliation. The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. Tax rate includes the impact of non-deductible restructuring charges partially offset by reversal of tax reserves. Comparable tax rate would be 37.9% in 2008 vs. 38.7% in 2007, excluding these items. See page 44 for reconciliation. ($ Millions, Except Per Share Amounts) (4)

Key Financial Statistics Full Year Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 43 for reconciliation. The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is typically a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. Tax rate includes the impact of non-deductible restructuring charges, tax law changes and the reversal of tax reserves in 2008, and tax law changes in 2007. Comparable tax rate would be 39.4% in 2008 vs. 38.1% in 2007. See page 44 for reconciliation. ($ Millions, Except Per Share Amounts) (4)

Business Segment Fourth Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 43 for reconciliation Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other charges, net that related to each segment was as follows: FMS - ($16.7), SCS - ($45.3), DCC - ($0.5) and CSS - ($1.5) in 2008; FMS - $0.3 and SCS -$0.1 in 2007. ($ Millions)

Business Segment Full Year Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 43 for reconciliation. Includes impact of net revenue reporting for certain subcontracted transportation revenue previously reported on a gross basis. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other charges, net that related to each segment was as follows: FMS - ($16.7), SCS - ($51.7), DCC - ($0.5) and CSS - ($1.5) in 2008; FMS - $4.5, SCS - ($5.6), DCC -($1.1) and CSS -($1.0) in 2007. ($ Millions)

Capital Expenditures Full Year ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Free Cash Flow excludes acquisitions and changes in restricted cash Full Year ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $480 million as of 12/31/08 and $148 million as of 12/31/07. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $163 million as of 12/31/08 and $178 million at 12/31/07. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Fourth Quarter 2008 Results Overview Asset Management Update 2009 Forecast Q & A

Asset Management Update (1) (1) All information presented on this page only is for the U.S. fleet and excludes Canadian and U.K. operations (units rounded to nearest hundred). (2) Vehicles no longer earning revenue definition revised in 1Q08 to include all units held for sale and all units that have not earned revenue in 30 days. Units held for sale were 6,300 at quarter end; down 2% from 6,400 units held for sale in the prior year Units held for sale were up 35% from 4,600 at the end of prior quarter The number of used vehicles sold in the fourth quarter was 3,200, down 42% compared with prior year Proceeds per unit were up 5% for tractors and flat for trucks in the fourth quarter compared with prior year Vehicles no longer earning revenue were 7,600 at quarter end; up 200 from the prior year(2) Vehicles no longer earning revenue were up 2,000 vs. the end of the prior quarter predominantly due to an increase in units held for sale Average fourth quarter total commercial rental fleet was down 5% year-over-year

Contents Fourth Quarter 2008 Results Overview Asset Management Update 2009 Forecast Q & A

2009 Overall Environment Baseline Assumptions Opportunities (+) / Risks (-) No 2009 economic recovery anticipated Continuing very weak economy - additional contraction - unfavorable comparisons vs. prior year Deeper economic decline Interest rates remain at current level Long term rates decline as credit crisis eases Further rate volatility Assumes current unfavorable FX rates U.S. dollar strengthening (primarily impacts revenue) Positive free cash flow Pension and tax law revisions Additional pension contribution No share repurchase Resume share repurchase program

Baseline Assumptions Opportunities (+) / Risks (-) Slowing contractual net sales Further fleet downsizing Additional acquisitions Lower rental demand with additional pricing decline Further price and demand weakening Stable volume of used vehicle sales with lower pricing Inventory levels modestly up Additional decline in used vehicle pricing and/or volume Maintenance and overhead cost reduction initiatives Additional cost initiatives FMS Assumptions

Baseline Assumptions Opportunities (+) / Risks (-) Lower volumes with existing customers, especially in automotive Potential for further volume declines and automotive plant shutdowns Focus on customer retention and business development Potential for customer contraction and lost business Weak economy drives increased outsourcing Exit underperforming international markets and contracts No significant risks or opportunities Increase penetration of non-automotive segments Acquisitions Increased impact from customer bankruptcies Negative impacts of potential large customer bankruptcies SCS / DCC Assumptions

Key Financial Statistics (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 43 for 2008 reconciliation. 2009 comparable earnings, comparable earnings before income taxes, and EPS excludes $5.5 million, $7 million, and $0.10 restructuring charges related to 2008 initiatives. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as prior to 2008 it was largely a pass through to customers and the Company realized minimal changes in profitability as a result of fluctuations in subcontracted transportation. (3) 2008 tax rate includes the impact of non-deductible restructuring charges, tax law changes and the reversal of tax reserves. Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding. ($ Millions, Except Per Share Amounts) (3)

Business Segment Revenue (1) Includes fuel revenue. (2) Includes full service lease and contract maintenance. (3) Includes subcontracted transportation revenue.

(0.50 - 0.60) 0.40 (0.50 - 0.60) (0.25 - 0.35) (0.11) $4.49 (1) (0.69) 0.08 2009 Causes of EPS Change (1) 2008 Comparable EPS is a non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 43 for reconciliation. 2009 Comparable EPS excludes $0.10 restructuring charges related to 2008 initiatives. ($ Earnings Per Share) 0.13 - 0.53 $2.70 - $3.40 $3.55 - $4.25 (0.05)

Pension Expense ($ Millions) Drivers of the Change in 2009 Consolidated Pension Expense

Business Segment Earnings

Full Year


Segment NBT as % of Operating Revenue (1)
Segment NBT as % of Total Revenue
Fleet Management Solutions
15
13
11
9
7
5
7.3
8.2
7.5
11.2
12.4
12.6
12.5
13.1
9.7
5.9
6.7
6.0
8.7
9.0
9.0
9.0
9.0
7.3
2001
2002
2003
2004
2005
2006
2007
2008
2009 Forecast Midpoint
Supply Chain Solutions
5
3
1
-1
(0.8)
(0.6)
4.2
4.0
3.9
5.3
4.8
3.2
3.2
(0.6)
(0.4)
2.9
2.7
2.4
3.1
2.8
2.6
2.7
2001
2002
2003
2004
2005
2006
2007
2008
2009 Forecast Midpoint
Dedicated Contract Carriage
9
7
5
6.3
6.1
6.9
5.9
6.7
7.8
8.6
9.2
9.6
6.2
6.0
6.8
5.8
6.5
7.5
8.4
9.1
9.3
2001
2002
2003
2004
2005
2006
2007
2008
2009 Forecast Midpoint

(1) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as prior to 2008 it was largely a pass through to customers and the Company realized minimal changes in profitability as a result of fluctuations in subcontracted transportation.

24

Capital Expenditures Full Service Lease: Capital for lease vehicles is committed after contracts are signed with customers 2009 lease capital expenditures include: Replacement spending of $780 - $855 million Growth spending of $20 million Growth capital represents an investment which results in $8 million of annual revenue Commercial Rental: No 2009 rental capital expenditures

Capital Expenditures, Cash Flow & Leverage Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Free Cash Flow excludes acquisitions. Acquisitions totaled $247 million in full year 2008 and $81 million in 2009 year-to-date. ($ Millions)

EPS Forecast (1) Non-GAAP financial measure. Refer to page 43 for 2008 reconciliation. First quarter and full year 2009 comparable EPS excludes $0.03 and $0.10 restructuring charges related to 2008 initiatives. ($ Earnings Per Share) (1) (1)

Summary Manage through adverse impacts of pension plan performance and cyclical impacts in commercial rental and used vehicle sales Utilize cost management and restructuring opportunities Focus on strong customer retention, new business development and sales/marketing initiatives Continue growth (excluding FX) in full service lease and contract maintenance organically and through acquisitions Partially offset impact of lower automotive volumes on supply chain solutions through industry diversification Renew focus on dedicated contract carriage growth opportunities Appropriately manage capital spending and fleet size resulting in strong free cash flow Manage through cyclical impacts of prolonged recession and market downturn, while driving growth from customer outsourcing in contractual product lines

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Fourth Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Fleet Management Solutions (FMS) Full Year ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by rapid changes in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs.

Supply Chain Solutions (SCS) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Supply Chain Solutions (SCS) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Dedicated Contract Carriage (DCC) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Dedicated Contract Carriage (DCC) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is typically a pass-through to customers, the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. Operating revenue is also used to measure segment performance. ($ Millions)

Central Support Services (CSS) Fourth Quarter ($ Millions)

Central Support Services (CSS) Full Year ($ Millions)

Balance Sheet ($ Millions)

Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b) Redeployments Extensions Early Terminations Early Replacements FY03 4750 4167 4938 967 FY04 4596 3042 5008 1584 FY05 4104 3996 4539 1646 FY06 3572 4360 3839 1890 FY07 4195 4261 4843 1938 FY08 3868 5180 4571 1561 Number of Units

Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 2954 3121 2757 Equity 1253 1231 1108 1344 1510 1527 1721 1888 1832 1506 2000 2001 2002 2003 2004 2006 2009 Forecast Midpoint 275% 201% 146% 129% 234% 151% 157% Total Obligations (2) 2005 168% 2007 225% 2008 Financial Indicators Forecast (1) (1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Significant and predictable cash generation Invest in growth (organic, acquisitions) Increase financial leverage towards long term target of 250-300% Total Obligations to Equity Gross Capital Expenditures ($ Millions) Total Cash Generated (2) Free Cash Flow 1054 835 949 1091 1381 1183 1255 1692 1583 1300 2000 2001 2002 2003 2004 2005 2009 Forecast Midpoint 2006 2007 2008 Total Obligations to Equity Ratio (2) Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1334 1688 1119 1269 840 PP&E/Other 125 127 129 46 60 77 71 76 x 100 $1,289 $600 $725 $1,165 $657 $1,411 $1,195 2000 2001 2002 2003 2004 2005 2009 Forecast Midpoint Memo: Free Cash Flow (2) 131 367 357 289 (216)(3) 375 (242) PP&E/Other $1,760 2006 (440) 2007 365 2008 349 $1,269 183% $940

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7 - 8 Operating Revenue Forecast Total Revenue Forecast Key Financial Statistics 20 Earnings Before Restructuring and Income Taxes Net Earnings Business Segment 9 - 10 Comparable / Earnings EPS Forecast EPS Forecast EPS Forecast 27 Comparable Net Earnings / EPS Net Earnings / EPS EPS and Net Earnings Reconciliation 43 Comparable NBT / Tax Rate NBT / Tax Rate Tax Rate Reconciliation 44 Adjusted Return on Capital / Forecast Net Earnings / Forecast Adjusted Return on Capital Reconciliation 45 Total Cash Generated / Free Cash Flow / Forecast Cash Provided by Operating Activities / Forecast Cash Flow Reconciliation 46 - 47 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 13 48 - 49 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 31 - 36

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) Note: Amounts may not recalculate due to rounding.

Tax Rate Reconciliation Note: NBT represents net before tax earnings Amounts are calculated independently for each component and may not be additive due to rounding.

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period excluding comparable earnings items during the period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of comparable earnings items. (4) Represents shareholders' equity excluding comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. (5) Free Cash Flow excludes acquisitions and changes in restricted cash. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Free Cash Flow excludes acquisitions and changes in restricted cash. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)